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EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74066) of Weight Watchers International, Inc. and subsidiaries of our report dated February 16, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

Date: March 18, 2004	PricewaterhouseCoopers LLP New York, New York

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CONSENT OF INDEPENDENT AUDITORS